ACTIVITIES	12 Months Ended
Mar. 31, 2022
ACTIVITIES

1 ACTIVITIES

Eqonex Limited (the “Company” or “Eqonex”) was incorporated on 1 October 2019 and domiciled in Singapore with its registered office and principal place of business located at 140 Robinson Road, #18-01 Tahir Building, Singapore 068907. The Company was formerly known as Diginex Limited before 13 October 2021.

The Company is an investment holding company listed on Nasdaq (ticker: EQOS). The Company has various subsidiaries that are incorporated in Hong Kong, People’s Republic of China (“PRC”), Singapore, Switzerland, Republic of Korea, Germany, Gibraltar, Jersey, United Kingdom, British Virgin Islands, Vietnam, Luxembourg and Republic of Seychelles (“collectively, the Group”).

Eqonex is a digital assets financial services company focused on fairness, governance, and innovation. The Company’s current business operations and its principal activities are conducted through its individual business lines that are captured within three divisions. The three divisions being (i) Custody, (ii) Asset Management, and (iii) Brokerage. Custody is composed of Digivault, our FCA-licensed hot and cold digital assets custodian. Asset Management is composed of Bletchley Park, our Fund of Hedge Funds; and Eqonex Investment Products, which issues exchange-traded products. Brokerage is composed of Eqonex OTC, an over-the-counter brokerage business; Eqonex Lending, a borrowing and lending business; and the Structured Products Business, which will seek to offer private placements tailored to client demand against underlying crypto assets.

These consolidated financial statements are presented in US dollars (USD), which is the same as the functional currency of the Company.

These consolidated financial statements for year ended 31 March 2022 were authorized for issue by the Board of Directors on August 15, 2022.